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                                                                   EXHIBIT 10.15

                         AMENDMENT N0. 4 TO UNOVA, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


        WHEREAS, UNOVA, Inc. (the "Company") has previously adopted the UNOVA, Inc. Supplemental Executive Retirement Plan as amended by Amendment No. 1 thereto dated September 23, 1998, Amendment No. 2 thereto dated March 11, 1999, and Amendment No. 3 thereto dated March 15, 2000 (the "Plan"); and

        WHEREAS, the Board of Directors of the Company deems it desirable that the Plan be further amended in the manner set forth hereinafter;

        NOW, THEREFORE, this Amendment No. 4 to the Plan is hereby adopted by the Company with the following effect:

        1. Section 2.13 of the Plan is hereby amended so as to delete from the first sentence of Subsection (c) thereof the phrase "including, for this purpose, years of service prior to age 40."

        2. Section 2.42 of the Plan is hereby amended so as to delete from clause (2) of Subsection (a) thereof the phrase "provided, however, the calculation of Years of Service shall not include any calendar months of employment preceding the calendar month in which the Active Participant attained age 40" and to revise the wording of the Clause which immediately follows the deleted clause to read as follows: "provided, however, that such calculation shall not include any calendar months of employment with the Company in any separate period of employment with the Company preceding the most recent and continuous employment with the Company."

        3. Section 2.42 of the Plan is hereby further amended so as to delete from Subsection (b) thereof the phrase "and after the Participant attains age 40" in both instances where such phrase appears.

        4. Section 3.1 of the Plan is hereby amended so as to delete the second sentence thereof which reads "A key employee shall not be designated as an Active Participant prior to attaining age 40."

        5. Section 4.3 of the Plan is hereby amended so as to delete from clause
(2) thereof the phrase "after attainment of age 40."

        6. Except as specifically provided in this Amendment No. 4, each and every provision of the Plan is hereby ratified, approved, and confirmed.

        7. This Amendment No. 4 shall be deemed effective for all purposes on and as of the date hereof, except that this Amendment No. 4 shall not be effective with respect to any Participant who retired from the Company subsequent to the Distribution Date and commenced receiving a Retirement Benefit under the Plan prior to the date hereof.

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        8. This Amendment No. 4 shall be governed by the laws of Delaware except to the extent preempted by ERISA.

        9. Capitalized terms used in this Amendment No. 4 and not defined herein shall have the meaning assigned to such terms in the Plan.

        IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be executed by its duly authorized officers this 11th day of July, 2000.


                                               UNOVA, INC.



WITNESS:  /s/  Virginia Young                  By:   /s/ Michael E. Keane
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                                                     Michael E. Keane



WITNESS:  /s/  Helen Gonzalez                  By:   /s/ Charles A. Cusumano
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                                                     Charles A. Cusumano